Exhibit 99.1

Renesas and IDT Announce Final Regulatory Approval for

Renesas’ Proposed Acquisition of IDT

Acquisition Expected to Close on March 29, 2019 PDT/March 30, 2019 JST

TOKYO, Japan, March 23, 2019 JST | San Jose, California, U.S.A., March 22, 2019 PDT— Renesas Electronics Corporation (TSE: 6723, “Renesas”), a premier supplier of advanced semiconductor solutions, and Integrated Device Technology, Inc. (NASDAQ: IDTI, “IDT”), a leading supplier of analog mixed-signal products, including sensors, connectivity and wireless power, today announced that they received notification by the Committee on Foreign Investment in the United States (“CFIUS”) on March 22, 2019 PDT, March 23, 2019 JST, that the investigation of the companies’ proposed merger transaction is complete and that there are no unresolved national security concerns with respect to the transaction.

The approval by CFIUS was the last outstanding regulatory authorization required to complete the transaction. Antitrust clearance decisions have previously been obtained for the transaction from antitrust authorities in China, Germany, Hungary, South Korea and the United States. IDT stockholders have previously voted to adopt the merger agreement and approve the transaction at a special meeting of stockholders held on January 15, 2019.

All necessary regulatory approvals for the acquisition have now been received and the transaction is expected to complete on March 29, 2019 PDT, March 30, 2019 JST, subject to customary closing conditions.

About Renesas Electronics Corporation

Renesas Electronics Corporation (TSE: 6723) delivers trusted embedded design innovation with complete semiconductor solutions that enable billions of connected, intelligent devices to enhance the way people work and live. A global leader in microcontrollers, analog, power, and SoC products, Renesas provides comprehensive solutions for a broad range of automotive, industrial, home electronics, office automation, and information communication technology applications that help shape a limitless future. Learn more at renesas.com.

About IDT

Integrated Device Technology, Inc. develops system-level solutions that optimize its customers’ applications. IDT’s market-leading products in RF, high performance timing, memory interface, real-time interconnect, optical interconnect, wireless power and smart sensors are among the company’s broad array of complete mixed-signal solutions for the communications, computing, consumer, automotive and industrial segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT can be found at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, and YouTube.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving IDT and Renesas. In connection with the proposed transaction, IDT filed with the Securities and Exchange Commission (“SEC”) and mailed or otherwise provided to its stockholders a proxy statement regarding the proposed transaction. IDT may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by IDT with the SEC. BEFORE MAKING ANY VOTING DECISION, IDT’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY IDT WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement and other documents IDT files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. IDT makes available free of charge at www.idt.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

IDT and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from IDT’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of IDT’s directors and executive officers in IDT’s Annual Report on Form 10-K for the fiscal year ended April 1, 2018, which was filed with the SEC on May 18, 2018, and its definitive proxy statement for the 2018 annual meeting of stockholders, which was filed with the SEC on July 30, 2018. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and IDT’s website at www.idt.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain information which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events that are based on current expectations, estimates, forecasts and projections. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. All statements other than statements of historical fact or relating to present facts or current conditions included in this communication are forward-looking statements. Such forward-looking statements include, among others, IDT’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goals,” “intend,” “likely,” “may,” “might,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and variations of such words and similar expressions.

Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect IDT’s business and the price of the common stock of IDT, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of IDT and the receipt of certain governmental and regulatory approvals, (iii)

the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on IDT’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from IDT’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; and (ix) other risks described in IDT’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

Any forward-looking statement made in this communication speaks only as of the date on which it is made. You should not put undue reliance on any forward-looking statements. IDT undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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Media Contacts

Renesas Electronics Corporation

Kyoko Okamoto

+81 3-6773-3001

pr@renesas.com

Integrated Device Technology, Inc.

Krista Pavlakos

Director, Demand Creation & Communications

Phone: (408) 574-6640

Email: Krista.Pavlakos@idt.com

Investor Contacts

Renesas Electronics Corporation

Hirokazu Kato

+81 3-6773-3002

ir@renesas.com

Integrated Device Technology, Inc.

Krishna Shankar

Head of Investor Relations

408-574-6995

ir@idt.com